                                                                  EXHIBIT 10.20

-------------------------------------------------------------------------------------------------------------
                                      FOCAL COMMUNICATIONS CORPORATION
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           CUSTOMER SERVICE ORDER
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ORDER TYPE:   / /LOCAL TSG      / /NATIONAL TSG      / /CORPORATE      /X/ LOCAL ISP      / /NATIONAL ISP
-------------------------------------------------------------------------------------------------------------
CUSTOMER INFORMATION                                    SALESPERSON:  Tom Loch
------------------------------------------------------- -----------------------------------------------------
Customer:  FASTNET                                      Contact:  Phil Weller
------------------------------------------------------- -----------------------------------------------------
Address:    3864 Courtney Street                        Telephone:  (610) 266-6700
------------------------------------------------------- -----------------------------------------------------
Suite 130                                               Pager:  (610) 606-3956
------------------------------------------------------- -----------------------------------------------------
Bethlehem, PA  18017                                    E-mail:  PWELLER@FAST.NET
------------------------------------------------------- -----------------------------------------------------
1.  Initial Term of Agreement: / /One Year      /X/Two Years           / /Three Years      Other:
2.  Indicate the Switch providing Service:  Philadelphia
3.  Date of Commence:    6/14/99                         Date of Installation:  7/14/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------- -------------- -------------------------------------------------------
4.              SERVICES                   QTY.                              PRICING
-------------------------------------- -------------- -------------------------------------------------------
                      Colo   Non-colo                 Recurring (Unit Price)    Non-recurring (Unit Price)
-------------------------------------- -------------- ------------------------- -----------------------------
/X/PRI      18NJ                  /X/       18                  [*]                         [*]
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DID
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DID
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DIOD
-------------------------------------- -------------- ------------------------- -----------------------------
Channelized DIODs
-------------------------------------- -------------- ------------------------- -----------------------------
  Number of DIDs to channelize
-------------------------------------- -------------- ------------------------- -----------------------------
BRI
-------------------------------------- -------------- ------------------------- -----------------------------
Colocation Cabinet
-------------------------------------- -------------- ------------------------- -----------------------------
T1s per Cabinet
-------------------------------------- -------------- ------------------------- -----------------------------
Cross-connect
-------------------------------------- -------------- ------------------------- -----------------------------
Telephone Numbers
-------------------------------------- -------------- ------------------------- -----------------------------
Analog Lines
-------------------------------------- -------------- ------------------------- -----------------------------
Toll-free Number
-------------------------------------- -------------- ------------------------- -----------------------------
Toll-free Vanity Number Charge
-------------------------------------- -------------- ------------------------- -----------------------------
Calling Cards
-------------------------------------- -------------- ------------------------- -----------------------------
Myosphere User
-------------------------------------- -------------- ------------------------- -----------------------------
LD Port Charge
-------------------------------------- -------------- ------------------------- -----------------------------
Fail Safe Routing
CDR

Conference Calling:    / /Yes      (Conference Call Attachment Required)
Ported Numbers:   Porting 30 TCG NJ Numbers (SEE ATTACHED LIST)    800 Rebate:
Indicate Local Rate Plan                                                     Rate Per Minute:
Focal Long Distance        Rate per Minute:                                  Long Distance
Focal Toll-Free            Rate per Minute:                                  Pic Choice
Single Exchange Rate:                                FocaLINC:
Multi-exchange Rate:
T1 Card Program       / / DID        / / DIOD       / / PRI
Special Considerations (please include service address):  401 North Broad Street, 9th Floor, Room 990 Space
A1, Switch & Data Facilities, Philadelphia, PA  19103

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

-------------------------------------------------------------------------------------------------------------
By:                                                  By:   /s/ Phillip Weller
Title:                                               Title:  V.P. - Engineering
Date:                                                Date:    6/19/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                      FOCAL COMMUNICATIONS CORPORATION
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           CUSTOMER SERVICE ORDER
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ORDER TYPE:   / /LOCAL TSG      / /NATIONAL TSG      / /CORPORATE      /X/ LOCAL ISP      / /NATIONAL ISP
-------------------------------------------------------------------------------------------------------------
CUSTOMER INFORMATION                                    SALESPERSON:  Tom Loch
------------------------------------------------------- -----------------------------------------------------
Customer:  FASTNET                                      Contact:  Phil Weller
------------------------------------------------------- -----------------------------------------------------
Address:  3864 Courtney Street                          Telephone:  (610) 266-6700
------------------------------------------------------- -----------------------------------------------------
Suite 130                                               Pager:  (610) 606-3956
------------------------------------------------------- -----------------------------------------------------
Bethlehem, PA  18017                                    E-mail:  PWELLER@FAST.NET
------------------------------------------------------- -----------------------------------------------------
1.  Initial Term of Agreement: / /One Year      /X/Two Years           / /Three Years      Other:
2.  Indicate the Switch providing Service:  NY
3.  Date of Commence:    6/14/99                         Date of Installation:  7/14/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------- -------------- -------------------------------------------------------
4.              SERVICES                   QTY.                              PRICING
-------------------------------------- -------------- -------------------------------------------------------
                      Colo   Non-colo                 Recurring (Unit Price)    Non-recurring (Unit Price)
-------------------------------------- -------------- ------------------------- -----------------------------
/X/PRI      18NJ                  /X/       28                   [*]                        [*]
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DID
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DID
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DIOD
-------------------------------------- -------------- ------------------------- -----------------------------
CHANNELIZED DIODS
-------------------------------------- -------------- ------------------------- -----------------------------
Number of DIDs to channelize
-------------------------------------- -------------- ------------------------- -----------------------------
BRI
-------------------------------------- -------------- ------------------------- -----------------------------
Colocation Cabinet
-------------------------------------- -------------- ------------------------- -----------------------------
T1s per Cabinet
-------------------------------------- -------------- ------------------------- -----------------------------
Cross-connect
-------------------------------------- -------------- ------------------------- -----------------------------
Telephone Numbers
-------------------------------------- -------------- ------------------------- -----------------------------
Analog Lines
-------------------------------------- -------------- ------------------------- -----------------------------
Toll-free Number
-------------------------------------- -------------- ------------------------- -----------------------------
Toll-free Vanity Number Charge
-------------------------------------- -------------- ------------------------- -----------------------------
Calling Cards
-------------------------------------- -------------- ------------------------- -----------------------------
Myosphere User
-------------------------------------- -------------- ------------------------- -----------------------------
LD Port Charge
-------------------------------------- -------------- ------------------------- -----------------------------
Fail Safe Routing
-------------------------------------- -------------- ------------------------- -----------------------------
CDR
-------------------------------------- -------------- ------------------------- -----------------------------

-------------------------------------- -------------- ------------------------- -----------------------------
Conference Calling:   / / Yes   (Conference Call Attachment Required)
Ported Numbers:                                               800 Rebate
Indicate Local Rate Plan                                      Rate Per Minute:
Focal Long Distance        Rate per Minute:                   Long Distance
Focal Toll-Free            Rate per Minute:                     Pic Choice:
Single Exchange Rate:                                FocaLINC:
Multi-exchange Rate:
T1 Card Program    / / DID       / / DIOD       / / PRI
Special Considerations (please include service address): Level 3 will provide DS3 Circuit to deliver PRIs
-------------------------------------------------------------------------------------------------------------

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

By:                                                  By:  /s/ Phillip Weller
Title:                                               Title:  V.P. - Engineering
Date:                                                Date:    6/19/99

-------------------------------------------------------------------------------------------------------------
                                      FOCAL COMMUNICATIONS CORPORATION
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           CUSTOMER SERVICE ORDER
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ORDER TYPE:   / /LOCAL TSG      / /NATIONAL TSG      / /CORPORATE      /X/ LOCAL ISP      / /NATIONAL ISP
-------------------------------------------------------------------------------------------------------------
CUSTOMER INFORMATION                                    SALESPERSON:  Tom Loch
------------------------------------------------------- -----------------------------------------------------
Customer:  FASTNET                                      Contact:  Phil Weller
------------------------------------------------------- -----------------------------------------------------
Address:  3864 Courtney Street                          Telephone:  (610) 266-6700
------------------------------------------------------- -----------------------------------------------------
Suite 130                                               Pager:  (610) 606-3956
------------------------------------------------------- -----------------------------------------------------
Bethlehem, PA  18017                                    E-mail:  PWELLER@FAST.NET
------------------------------------------------------- -----------------------------------------------------
1.  Initial Term of Agreement: / /One Year      /X/Two Years           / /Three Years      Other:
2.  Indicate the Switch providing Service:  Philadelphia
3.  Date of Commence:    6/14/99                         Date of Installation:  _______________
-------------------------------------------------------------------------------------------------------------
-------------------------------------- -------------- -------------------------------------------------------
4.              SERVICES                   QTY.                              PRICING
-------------------------------------- -------------- ------------------------- -----------------------------
                      Colo   Non-colo                 Recurring (Unit Price)    Non-recurring (Unit Price)
-------------------------------------- -------------- ------------------------- -----------------------------
/X/PRI      PA&DE                 /X/       28                  [*]                         [*]
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DID
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DID
-------------------------------------- -------------- ------------------------- -----------------------------
Digital T1 DIOD
-------------------------------------- -------------- ------------------------- -----------------------------
Channelized DIODs
-------------------------------------- -------------- ------------------------- -----------------------------
Number of DIDs to channelize
-------------------------------------- -------------- ------------------------- -----------------------------
BRI
-------------------------------------- -------------- ------------------------- -----------------------------
Colocation Cabinet
-------------------------------------- -------------- ------------------------- -----------------------------
T1s per Cabinet
-------------------------------------- -------------- ------------------------- -----------------------------
Cross-connect
-------------------------------------- -------------- ------------------------- -----------------------------
Telephone Numbers
-------------------------------------- -------------- ------------------------- -----------------------------
Analog Lines
-------------------------------------- -------------- ------------------------- -----------------------------
Toll-free Number
-------------------------------------- -------------- ------------------------- -----------------------------
Toll-free Vanity Number Charge
-------------------------------------- -------------- ------------------------- -----------------------------
Calling Cards
-------------------------------------- -------------- ------------------------- -----------------------------
Myosphere User
-------------------------------------- -------------- ------------------------- -----------------------------
LD Port Charge
-------------------------------------- -------------- ------------------------- -----------------------------
Fail Safe Routing
-------------------------------------- -------------- ------------------------- -----------------------------
CDR
-------------------------------------- -------------- ------------------------- -----------------------------

-------------------------------------------------------------------------------------------------------------
Conference Calling:    / /Yes      (Conference Call Attachment Required)
Ported Numbers:   Porting  (SEE ATTACHED LIST)                               800 Rebate:
Indicate Local Rate Plan                                                     Rate Per Minute:
Focal Long Distance        Rate per Minute:                                  Long Distance
Focal Toll-Free            Rate per Minute:                                  Pic Choice
Single Exchange Rate:                                FocaLINC:
Multi-exchange Rate:
T1 Card Program       / / DID        / / DIOD       / / PRI
Special Considerations (please include service address):  401 North Broad Street, 9th Floor, Room 990 Space
A1, Switch & Data Facilities, Philadelphia, PA  19103

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

-------------------------------------------------------------------------------------------------------------
By:                                                  By:   /s/ Phillip Weller
Title:                                               Title:  V.P. - Engineering
Date:                                                Date:    6/19/99



-------------------------------------------------------------------------------------------------------------

CUSTOMER ORDER SUMMARY

ORDER DATE:  18-Jun-99
QUOTE ID:      000002055

CUSTOMER INFORMATION:                            BILLING INFORMATION:

NAME:     FASTNET (Focal Communications Site)  NAME:      FastNet
ADDRESS:  32 Old Slip Slip                     ADDRESS:  3864 Courtney Street -
                                                         2 Courtney Place
                                                         Suite 130
CITY:     New York                             CITY:     Bethlehem
STATE:    NY                                   STATE:    PA
ZIP:      10005                                ZIP:      18017
CONTACT:  Phil Weller
PHONE:    (610) 266-6700
FAX:      (610) 231-9525

PRODUCT DESCRIPTION AND CHARGES:

--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
                                                        MONTHLYRECURRING         NON-RECURRING
     SO#                 PRODUCT            QUANTITY                                                   ORDER TYPE
                                                              AMOUNT                 AMOUNT
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10000           Private Line Metro              1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10001           Private Line Intercity          1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10002           Private Line Metro              1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10003           Private Line Metro              1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10004           Private Line Intercity          1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10005           Private Line Metro              1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10006           Telephony Colocation            1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10007           Telephony Colocation            1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10008           Telephony Colocation            1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
10009           Telephony Colocation            1                [*]                     [*]              New
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------
                                               10             $14,288.72             $13,200.00
                TOTAL:
--------------- -------------------------- ------------ ------------------------ ------------------- ---------------

CUSTOMER COMMITMENT:
VOLUME:  $0.00             TERM:    1 YEAR           RAMP UP (MONTHS):  0

CUSTOMER APPROVAL:

This Customer Order is governed by Level 3 Communications LLC's Terms and Conditions for Delivery of Service (which are available for Customer's review either upon request or on Level 3's web site), which are hereby incorporated into this Customer Order. Neither party shall be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues), whether or not caused by the acts or omissions or negligence of its employees or agents, and regardless of whether such party has been informed of the possibility or likelihood of such damages. Relevant Service Detail forms are attached hereto, setting forth specific information regarding the Services ordered by Customer.

Authorized Customer Signature:  /s/ Phillip Weller
Authorized Customer Name:                   Title:  V.P. Engineering
                      By:      Phillip L. Weller





[ ] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THE TERMS THAT HAVE BEEN BRACKETED.

                         FOCAL COMMUNICATION CORPORATION

                             CUSTOMER SERVICE ORDER

Order Type:        / / Local        / / National T.G        / / Corporate        /X/ Local ISP        / / National ISP
----------------------------------- --------------------------------- -------------------------------- -----------------------------
   CUSTOMER INFORMATION:                                                 SALESPERSON:   TOM LOCH
1.       Customer:    FASTNET                                            CONTACT:       PHIL WELLER
          ADDRESS:    3864 COURTNEY STREET                               TELEPHONE      610-266-6700
                      SUITE 130                                          PAGER:         610-606-3956
                      BETHLEHEM, PA 18017                                E-MAIL:        PWELLER@FAST.NET
------------------------------------------------------------------------------------------------------------------------------------
Initial Term of Agreement           / /  One Year    / /  Two years    / /  Three Years Other:
Indicate the Switch providing Service:               DC                         Desired Due Date:  10/20/99
------------------------------------------------------------------------------------------------------------------------------------
                SERVICES                             QTY.                                          PRICING
                     Colo  Non-colo                                   Recurring (Unit Price)              Non-recurring (Unit Price)

------------------------------------------ -------------------------- -------------------------------- -----------------------------
PRI                                           --------------------       --------------------------       --------------------------
----------                                    --------------------       --------------------------       --------------------------
     -----------                              --------------------       --------------------------       --------------------------
     -----------                              --------------------       --------------------------       --------------------------
     -----------                              --------------------       --------------------------       --------------------------

Calling Name Delivery (PRI)
2B Channel transfer (PRI)
Digital T1 DID - Inbound Only
                                              --------------------       --------------------------       --------------------------
                                              --------------------       --------------------------       --------------------------
                                              --------------------       --------------------------       --------------------------

Digital T1 DOD - Outbound Only
Digital T1 DIODs
DIOD
     / / 2 way                                --------------------       --------------------------       --------------------------
     / / 2 Way with DID                       --------------------       --------------------------       --------------------------
     / / Channelized Quantity of              --------------------       --------------------------       --------------------------
         DID Channels
                      ----------
Outbound ANI over T1 (T1 Only)
                                              --------------------       --------------------------       --------------------------
BRI
                                              --------------------       --------------------------       --------------------------
Analog Lines                                           2                          $[ * ]                                $
    T1s per Cabinet       6                            1                                                            $[ * ]
                        -------
Cross-Connect
                                              --------------------       --------------------------       --------------------------

Toll Free Number
                                              --------------------       --------------------------       --------------------------
Calling Cards
                                              --------------------       --------------------------       --------------------------
Fall Safe Routing
                                              --------------------       --------------------------       --------------------------
LD Port Change
                                              --------------------       --------------------------       --------------------------
------------------------------------------ -------------------------- -------------------------------- -----------------------------
CDR Express
------------------------------------------ -------------------------- -------------------------------- -----------------------------
Carrier                                     (Conference Call Attachment Required)       Intralata
Conference Calling                  / /                                                 PIC Choice:
Ported Numbers:
               -----------------------               -----------------------            -----------------------

(Name & CIC Code)
Indicate Local Rate Plan ______________              ________________________
Focal Long Distance Rate Per minute____              ________________________
Focal Toll-free Rate per Minute    ____              ________________________
Intralata Carrier
                                                                     PIC Choice
-----------------
(Name & CIC Code)
Toll-Free Rewards Rate Per Minute     ____           FocaLINC:  _____________

T1 Card Program / / DID / / DIOD / / PRI Special Considerations (please include service address): THIS ORDER WILL NOW BE COLO FOR 12 PRIS (PREVIOUSLY ORDERED). COLO IN 2 LARGE CABINETS. ELECTRICAL REQUIREMENTS TO BE DETERMINED.

Focal Communication Corporation          Customer

By:  ________________________            By:  /s/ Phillip L. Weller
Title:  _______________________          Title:  _______________________
Date:  _______________________           Date:  _______________________

[ ] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THE TERMS THAT HAVE BEEN BRACKETED.

                            AGREEMENT FOR COLOCATION

This Agreement made this 7th day of October, 1999 (the "Effective Date") by and between Focal Communications Corporation, a Delaware corporation hereinafter called "Focal", and FASTNET, a(n) Pennsylvania corporation, hereinafter called "Customer."

                                    RECITALS

WHEREAS, Focal owns, controls, or is affiliated with entities (Hereinafter, "Focal Affiliates") having leasehold interests in certain office and storage space within commercial buildings throughout the United States (generally described herein as the "Premises") which may be suitable for the placement and operation of telecommunications equipment, and

WHEREAS, Customer desires access to the Premises in one or more locations for the purpose of placing therein certain telecommunications equipment and cabling (hereinafter, the "Equipment") at each individual location for such. Equipment to be referred to herein as a "Terminal Facility": and

WHEREAS, one or more of the Focal Affiliates may be willing to grant Customer licenses to occupy or use portions of the Terminal Facilities upon the term and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Focal and Customer (Collectively the "Parties") hereby agree as follows:

I.   LICENSE TO OCCUPY, PERMISSIBLE USE AND RELOCATION PROVISIONS.

A. This document shall comprise a complete and binding agreement between Customer and a Focal Affiliate only upon execution by the Focal Affiliate and Customer of a Colocation Schedule pertaining to an individual Terminal Facility, of which the Focal Affiliate has a leasehold interest. Each Colocation Schedule, and any amendments thereto, when dates and subscribed by Customer and the applicable Focal Affiliate, shall incorporate the terms and conditions of this Agreement. Reference in this Agreement to rights or obligations of Focal shall refer to the rights and obligations of the Focal affiliate named in the appropriate Colocation Schedule for the Terminal Facility to which it pertains. In the event of any conflict or inconsistency between this Agreement and the terms set forth in a Colocation Schedule, terms of the Colocation Schedule shall in all cases prevail, but only for the Terminal Facility identified in the conflicting or inconsistent Colocation Schedule.

B.   Each Colocation Schedule shall have attached thereto the following
     Exhibits: Facility Drawings, identified as "Exhibit 1" General Description of Work Tasks and Special Terms and Conditions, identified as "Exhibit 2"; and Dispatch Labor Charges' identified as "Exhibit 3". Except as expressly provided in this paragraph 1.C, Customer shall utilize the equipment rack locations only for interconnection of the Equipment to the network services of Focal. If Customer requires telecommunications services that Focal is unable or unwilling to provide

     (after having been given a reasonable opportunity by Customer to provide the required services) Customer shall have the right to interconnect the Equipment to facilities of the dominant local exchange carrier (LEC). Customer must obtain the prior written consent of Focal before allowing the Equipment to be interconnected with the LEC network, which consent shall not be unreasonably withheld, and any consent not given or denied within three business days after such written notice shall be deemed to be granted.

C. In connection with the rack locations made available hereunder, Focal shall perform services which support the overall operation of the Terminal Facility (e.g., janitorial services, environmental systems maintenance, and power plant maintenance) at no additional charge to Customer. However, Customer shall be required to maintain the equipment rack locations in an orderly manner and shall be responsible for the removal of trash, packing, cartons, etc. from the Space. Further, Customer shall maintain the equipment rack location in a safe condition, including but not limited to the preclusion of storing combustible or hazardous materials.

D. Customer acknowledges that it has been granted only a license to occupy the equipment racks and that it has not been granted any reason property interests in the rack location.


II.  TERM OF AGREEMENT, TERMINATION AND RENEWAL

A. Customer's license to occupy each equipment rack location shall begin on the "Requested Service Date," as set forth in paragraph 3 of each individual Colocation Schedule or on the date Focal completes the build-out of the rack location, whichever is later. The minimum term of the Customer's license to occupy the equipment rack(s) shall be the period set forth in the Colocation Schedule (the "Minimum Term").

B. If Focal fails for any reason to tender possession of the rack location to Customer on or before the Requested Service Date (specified in the Colocate Schedule relevant thereto) this Agreement shall not be void or violable. Notwithstanding the foregoing, if Focal fails to tender possession of the equipment rack(s) to Customer within a sixty (60) day period after such Requested Service Date (due to any reason other than the acts or omissions of Customer), Customer may, upon written notice to Focal, declare relevant Colocate Schedule null and void with no further obligation by Customer under the relevant Colocate Schedule, and Focal shall refund all fees and charges paid in advance by Customer. In the Event that Focal is delayed in tendering possession of the equipment rack(s) to Customer for any reason other than the acts or omissions of Customer, Customer shall not be obligated to pay the Occupancy Fee or Service Fee (as hereinafter defined) hereunder until such time as Focal tenders possession of the equipment rack location to the Customer. Except as provided herein, Focal shall not be liable to Customer in any way as a result of such delay or failure to tender possession.

C. Subject to the conditions specified in this Section II, and provided Customer is not in default of its Agreement with Focal, Customer shall have the option, upon thirty (30) days prior written notice to Focal, to renew its license to occupy the equipment rack (the "Renewal

     Periods") for the period(s) of time and on the terms and conditions which are set forth in this Agreement and the Colocation Schedule relevant thereto. The Minimum Term and any Renewal Periods may be collectively referred to as the "Term."

D. Any option Granted to Customer to renew its license to occupy the equipment rack location shall be contingent on the election by Focal to continue to own or lease the Premises in which the equipment rack(s) is located for the duration of the Renewal Periods), such election to be exercised at the sole discretion of Focal.

E. Following the expiration of the Term for each equipment rack or failure of the Parties to enter into any Renewal Periods, Customer's license shall continue to effect on a month-to-month basis upon the same terms and conditions specified herein, unless terminated by either Customer or Focal upon thirty (3) days prior written notice.

F. Upon termination or expiration of the Term for each equipment rack(s), Customer agrees to remove the Equipment and other property that has been installed by Customer or Customer's agents. In the event such equipment or property has not been removed within thirty (30) days of the effective termination or expiration date, the Equipment shall be deemed abandoned and Customer shall lose all rights and title thereto.

G. In the event the Terminal Facility becomes the subject of a taking by eminent domain by any authority having such power, Focal shall have the right to terminate this Agreement. Focal shall attempt to give Customer reasonable advance notice of the removal schedule. Customer shall have no claim against Focal for any relocation expenses, any part of any award that may be made for such taking or the value of any unexpired term or renewed periods that result from a termination by Focal under this provision, or any loss of business from full or partial interruption of interference due to any termination. However, nothing contained in this Agreement shall prohibit Customer from seeking any relief or remedy against the condemning authority in the event of an eminent domain proceeding or condemnation that affects the equipment rack location.

III. PRICES AND PAYMENT TERMS

A. Customer shall pay Focal monthly recurring fees (the "Recurring Fees"), which shall include charges for use and occupy of the equipment rack(s) (the "Occupancy Fees"), as well as power charges (the "Power Charges"), if applicable. In addition to any Recurring Fees, customer shall be charged non-recurring fees for build-out of the equipment rack location (the "Build-Out Charges"), including where applicable, cross-connect installation fees and/or Dispatch Labor Charges, where applicable, which shall be set forth in the relevant Colocation Schedule and the Exhibits thereto. If Customer requests that Focal provide services not delineated herein or in the Colocation Schedules at any time during the Term, Customer agrees to pay Focal's price for such service in effect at the time such service was rendered.

B. Prices do not include taxes, except is specifically stated herein. Customer agrees to pay or reimburse Focal for any applicable taxes that are levied based on the transactions hereunder, exclusive of taxes on Focal's income. Any such charges shall be invoiced and payable within the payment terms of this Agreement. Focal agrees to provide Customer with reasonable documentation to support invoiced amounts for taxes within thirty (30) calendar days of receipt of a Customer's written request.

C. All Recurring Fees shall be invoiced in the beginning of each month commencing on the first day of the Term as identified in the Colocation Schedule and thereafter, on the first day of each calendar month. Charges for partial months shall be prorated accordingly. All Recurring Fees shall be payable net thirty (30) days from date of invoice. Late payments shall be subject to late charges if payment is not received within the payment term period. The late payment charges will be calculated based on 1.5% per month of the unpaid amount.

D. Charges delineated in the Colocation Schedule for build-out of the equipment rack location shall be invoiced and paid by Customer when invoiced. Focal may require payment of up to fifty (50%) of the "Build Out Fees" prior to commencing construction.

E. Customer agrees to reimburse Focal for a reasonable repaid or restoration costs associated with damage or destruction caused by Customer's personnel, customer's agents or Customer's suppliers/contractors or Customer's visitors during the Term or as a consequence of Customer's removal of the Equipment or property installed in the Equipment rack location.

IV. ADDITIONAL TERMS GOVERNING USE OF COLOCATED EQUIPMENT INSTALLATION OF EQUIPMENT.

A. Before beginning any delivery, installation, replacement or removal work, Customer must obtain Focal's written approval of Customer's choice of suppliers and contractors which approval shall not be unreasonably withheld or unduly delayed. Focal may request additional information before granting approval. Approval by Focal is not an endorsement of Customer's supplier or contractor, and Customer will remain solely responsible for the selection of the supplier or contractor and all payments for construction work.

B. Customer shall not make any construction changes or material alterations to the interior or exterior portions of the equipment rack location, including any cabling or power supplies for the Equipment, without obtaining Focal's written approval for Customer to have the work performed or have Focal perform the work. Focal reserves the right to perform and manage any construction or material alterations within the Terminal Facility and Colocation Space areas at rates to be negotiated between the Parties hereto.

C. Customer's use of the equipment rack location, installation of Equipment and access to the Terminal Facility shall at all times be subject to Customer's adherence to the generally accepted industry standards, security rules and rules of conduct established by Focal for the Terminal Facility. Customer agrees not to erect any signs or devices to the exterior portion of the equipment rack(s) without submitting the request to the Focal and obtaining Focal's written approval.

D. Customer may not provide, or make available to any third party, space within the equipment rack location without Focal's prior written consent. If Customer should provide, or make available to any third party, space within the equipment rack location without obtaining the written consent of Focal, Customer shall be in breach of this Agreement and Focal may pursue any legal or equitable remedy, including but not limited to the immediate termination of the license pursuant to Section VI, below.

     E. Focal shall not arbitrarily or discriminatorily require Customer to relocate the Equipment; however, upon sixty (60) days prior written notice or, in the event of an emergency, such time as may be reasonable, Focal reserves the right to change the location of the equipment rack(s) or the Terminal Facility to a site which shall afford comparable environmental conditions for the Equipment and comparable accessibility to the Equipment. Focal and Customer will work together in good faith to minimize any disruption of Customer's service as a result of such relocation. Focal shall be responsible for the cost of improving the equipment rack location to which the Equipment interconnected to Focal services, except that Focal shall not be responsible for relocating facilities installed in violation of Section VI (B) below.

V.   INSURANCE

     A. Customer agrees to maintain, at Customer's expense, during the entire time this Agreement is in effect (i) Comprehensive General Liability Insurance in an amount not less than One Million Dollars ($1,000,000.00) per occurrence for bodily injury or property damage, (ii) Employers Liability in an amount not less than Five Hundred Thousand Dollars ($500,000.00) per occurrence, (iii) Property insurance coverage for the full value of Customer's equipment colocated on Focal's premise, and (iv) Workers' Compensation in an amount not less than that prescribed by statutory limits. Prior to placing equipment, Customer shall furnish Focal with certificates of insurance which evidence the minimum levels of insurance set forth herein and which name Focal as an additional insured.

VI. DEFAULT

A. If Customer fails to perform its obligations, or fails to pay for service rendered hereunder, Focal may, at its sole option and with written notice, issue a default notice letter to Customer, demanding the default condition be cured. If the default condition is not remedied within the time period specified in the notice letter, which shall not be less than fourteen (14) calendar days, Focal may then, without the necessity of any further notice, discontinue performance and terminate this Agreement, for default, and pursue any other remedies available at law or in equity. Focal's failure to exercise any of its rights hereunder shall not constitute or be construed by Customer as being a waiver of any past, present, or future right or remedy.

B. At any time during the term of this Agreement, Focal may, at Focal's sole option, immediately terminate this Agreement if Customer is not then maintaining the Equipment solely for the purpose of originating and/or terminating telecommunications transmissions carried over the Focal Network or as otherwise set forth in Paragraph 1 of this Agreement, or pursuant to the terms and conditions, if any, contained in any Colocation
     Schedule identified herein.

C. If Customer commits an act of default with respect to the purchase of telecommunications service from Focal, which would entitle Focal under its separate tariffs and agreement to terminate its service to Customer, then Focal and all Focal Affiliates shall be entitled to terminate this Agreement and all Colocation Schedules to which this Agreement pertains.

VII. WARRANTIES, REMEDIES AND DISCLAIMERS

A. Focal shall, at Focal's own expense defend Customer against any and all claims that the equipment rack(s) used by Customer hereunder infringes on any third party's property or ownership rights. Focal shall, at Focal's sole option, either (i) settle any such claim, (ii) secure valid rights for Customer's continued use, or (iii) furnish equivalent equipment rack location that is not infringing and that can be used to satisfy the original specifications in Focal's determination. This warranty and remedy by Focal shall be valid only if (i) Customer gives Focal prompt written notice upon Customer's receipt of any such claim, (ii) Customer provides Focal with all pertinent information in its possession relative to such claim and (iii) Focal shall have sole control over the settlement or defense of such claim.

B. THE EQUIPMENT RACK LOCATION IS ACCEPTED "AS IS" BY CUSTOMER. CUSTOMER ACKNOWLEDGES THAT NO REPRESENTATION HAS BENE MADE BY FOCAL AS TO THE FITNESS OF THE EQUIPMENT RACK LOCATION FOR CUSTOMER'S INTENDED PURPOSE. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS ARTICLE, THERE ARE NOT WARRANTIES, WHETHER EXPRESS, IMPLIED, ORAL, OR WRITTEN, WITH RESPECT TO THE EQUIPMENT RACK LOCATION OR SERVICE OCVERED OR FURNISHED PURSUANT TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR POURPOSE. MOREOVER, THE REMEDIES PROVIDED IN THIS ARTICLE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REMEDIES.

VIII. EXCUSED PERFORMANCE

Neither Party shall be liable to the other Party under this Agreement for any failure nor delay in performance that is due to causes beyond its reasonable control, including but not limited to, acts of nature, governmental actions, fires, civil disturbances, interruptions of power.

IX. ASSIGNMENT OR TRANSFER

Customer shall not assign or transfer the rights or obligations associated with this Agreement, in whole or in part, without Focal's prior written consent. Focal may assign its interest in this agreement to another party without prior consent and without subsequent notification.

X. PUBLICITY

Customer shall not use Focal's name in publicity or press releases without Focal's prior written consent.

XI. LIMITATION OF LIABILITY

A. In no event shall Focal, Focal Affiliates, Customer, or any of their respective officers or employees, be liable, one to the other, or any loss of profit or revenue or for indirect, incidental, special, punitive or exemplary damages incurred or suffered by each other, arising from or pertaining to Customer's use or occupancy of the equipment rack(s) including (without limitation) damages arising from interruption of electrical power or HVAC serves.

B. Customer shall indemnify and hold harmless Focal, Focal Affiliates, and their respective officers and employees, servants, and agents from and against any and all claims, cost, expenses or liability (including reasonable attorney's fees) arising out of Customer's use of the equipment rack(s) or Customer's operation of the Equipment within the equipment rack location.

C. Each Party shall be liable to the other for damage to property and death or injury to persons if such damage, loss, or injury is caused by the negligent or willful acts or omissions of such Party, or its officers, employees, servants, agents, affiliates or contractors, or by the malfunction of any equipment supplied or operated by said Party.

XII. SURVIVAL PROVISIONS

The Parties' rights and obligations which by their nature would extend beyond the termination, cancellation or expiration of this Agreement, shall survive such termination, cancellation or expiration.

XIII. NOTICES

All formal notifications and transmittals to Focal issued pursuant to the provisions of this Agreement shall be sent to:

                  Focal Communications Corporation

                  Attn:  John Barnicle
                  200 North LaSalle
                  Chicago, IL  60601

All formal notices and transmittals to Customer shall be sent to:

                  FASTNET - ATTN:  PHIL WELLER
                  3864 Courtney Street
                  Suite 130
                  Bethlehem, PA  18017

Either Party may change the notice address or addresses by providing prior written notice.

XIV. APPLICABLE LAW.

This agreement shall be governed by the laws of the State of Illinois, without regard to Illinois' choice of law principles.

XV. ENTIRE AGREEMENT

This Agreement, including all Attachments, constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements of such Parties in connection herewith. Customer acknowledges that it has not been induced to enter into this Agreement by any representative or promise not specifically expressed in this Agreement. Any modification made hereto shall not be valid and binding unless it is in writing and signed by both Parties.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

         FOCAL:                                      CUSTOMER:

         BY:                                         BY:
            -----------------------                     ------------------------
         TITLE:                                      TITLE:
               --------------------                        ---------------------

         DATE:                                       DATE:
              ---------------------                       ----------------------

                               COLOCATION SCHEDULE

This Colocation Schedule is made on this 7th day of October, 1999 (the "Effective Date") and subject to all definitions, terms and conditions of that certain Agreement for Colocation, dated 10/7, 1999 the ("Agreement") by and between the Focal Communications Corporation ("Focal") and FASTNET ("Customer"). Focal Communications accepts and satisfies the terms and conditions of the Agreement, with respect to the Equipment Rack Facility identity below, as specifically set forth herein.

1. ADDRESS OF EQUIPMENT RACK FACILITY:         2. CABINET ALLOCATION: #
and identification
   -------------------------------
   -------------------------------

3.   MINIMUM TERM:       Year(s)
                  -------
     Requested service date:  10/20/99

4.   MONTHLY RECURRING SERVICE FEES:
     Monthly Fees                   $[ * ] (PER CABINET)
     POWER
     AC (120 volt):        #Amps                   Battery and Generator Back-up
     Yes  / /     No   / /
                                ------------
     DC                    # Amps                  Battery and Generator Back-up
     Yes  / /     No.  / /
                                 -----------

5.   NON-RECURRING FEES
     Additional Build-Out Fees                     $____.00 (TO BE DETERMINED)
     Cross-Connect Installation Fees2              $[ * ]

6.   Access Card Received Yes / /
     There is a $25 fee for lost or replaced access cards
Notes:
1. AC Power charges will be applied based on Customer connected Equipment load based on an initial survey and adjusted annually based on surveys performed on or about the anniversary of the original survey.
2. A "cross-connect" is an electrical connection made between two DS-1 circuits on a DSX-1 cross-connect panel or equivalent, or two DS-3 circuits on a DC-3 cross-connect panel which interconnects the Equipment with other telecommunication services. Focal shall provide appropriate cable facilities (i.e., patch cords and cables required to connect DSX-N jacks) between the Equipment and Focal's common-connect panel located at the Premises. Cross- connect charges are determined by the level and type of facilities connected. No cross-connect shall be provided for any prior expiration of the Agreement.


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

     FOCAL:                                               CUSTOMER:

     BY:                                                  /S/ Phillip L. Weller
        ------------------------                          ----------------------
     DATE:                                                DATE:        10/29/99
          ----------------------                               -----------------

                                    EXHIBIT A
                           To Colocation Schedule No.

                                FACILITY DRAWINGS
                                (to be attached)

                                    EXHIBIT 2
                           To Colocation Schedule No.


       GENERAL DESCRIPTION OF WORK TASKS AND SPECIAL TERMS AND CONDITIONS


1. GENERAL DESCRIPTION - FOCAL WORK TASKS






2. GENERAL DESCRIPTION - CUSTOMER WORK TASKS






3. SPECIAL TERMS AND CONDITIONS (WHERE APPLICABLE)

     INCLUDE SPECIAL ELECTRICAL REQUIREMENTS BELOW:

     TOTAL 60 AMPS BEYOND STANDARD:

     1-30 AMP CIRCUIT PER CABINET, TWIST LOCK PLUG

                                    EXHIBIT 3
                           To Colocation Schedule No.


The following charges shall be applied for labor performed by Focal on the request of Customer.

1. Normal Focal business hours................ $[ * ] for the first 1/2 hour
                                               $[ * ] each add'l 1/2 hour

   (Monday to Saturday 7:00 a.m. to 7:00 p.m., except Focal holidays)

2. Off Hour Focal business hours.............. $[ * ] for the first 1/2 hour
                                                [ * ] each add'l 1/2 hour

     (Monday to Saturday p.m. to 7:00 a.m., except Focal holidays)

3. Sundays and Holidays Focal business hours...$[ * ] for the first 1/2hour
                                                [ * ] each add'l 1/2hour

Note: Labor hours are billed in half hour increments.









[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                         FOCAL COMMUNICATIONS CORPORATION
                                                  OF PENNSYLVANIA

                                          E-MAIL: CUSTOMERCARE@Focal.com

------------------------------------------------------------------------------------------------------------------------------------
                          COLOCATION SERVICE ATTACHMENT
------------------------------------------------------------------------------------------------------------------------------------
Customer
Name:            PHILLIP L. WELLER                            DATE:  10/27/99
------------------------------------------------------------------------------------------------------------------------------------
COLOCATION INFORMATION:

Number of Cabinets:        2
Power Requirements:  (check one)
     / / ACM (120 volt)    # of Amps 30/CAB          Battery and Generator Back Up:          / /  Yes     / /  No

     / / DC                #of Amps                  Battery and Generator Back Up:          / /  Yes     / /  No
                                    ------

Line Coding (check one):   / /  AMI       / /  B8SZ

Framing (check one):       / /  D4        / /  ESF

Demarcation Specified (check one):

     / /  66 Block         / /  Rh48      / /  NIU            / /  DSX                     / /  Other     CDAX  DS3

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Access Card Agreement

     I, PHILLIP WELLER, of FASTNET, INC. on this date of 10/27/99, hereby recognize request for 1 keycard to access the Focal Communications Corporation colocation room at In the case of a lost or stolen card, I understand it is my responsibility to report the incident to Focal Communications Corporation within 24 hours and accept a replacement fee of $25 for anew access card.

Card #   N/A.  CUSTOMER REPRESENTATIVE    FOCAL COMMUNICATIONS CORPORATION
         -----------------------------    --------------------------------

Signature                                    Signature:  /s/ Phillip L. Weller
         --------------------------------              -------------------------
Company                                      Company   FASTNET
       ----------------------------------              -------------------------
--------------------------------------------------------------------------------